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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES
                        GRAY COMMUNICATIONS SYSTEMS INC.


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                 Name of Subsidiary                                   Jurisdiction of Incorporation
------------------------------------------------------     -----------------------------------------------------
       The Albany Herald Publishing Co.                                         Georgia
       The Rockdale Citizen Publishing Co.                                      Georgia
       The Southwest Georgia Shopper, Inc.                                      Georgia
       WALB-TV, Inc.                                                            Georgia
       WVLT-TV, Inc.                                                            Georgia
       WRDW-TV, Inc.                                                            Georgia
       WITN-TV, Inc                                                             Georgia
       Gray  Kentucky Television, Inc.                                          Georgia
       WALB Licensee Corp.                                                      Delaware
       WJHG Licensee Corp.                                                      Delaware
       WCTV Licensee Corp.                                                      Delaware
       WVLT Licensee Corp.                                                      Delaware
       WRDW Licensee Corp.                                                      Delaware
       WITN Licensee Corp.                                                      Delaware
       WKYT Licensee Corp.                                                      Delaware
       WYMT Licensee Corp.                                                      Delaware
       Gray Television Management, Inc.                                         Delaware
       KTVE, Inc.                                                               Arkansas
       Porta-Phone Licensee Corp.                                               Delaware
       Gray Transportation Company, Inc.                                        Georgia
       Gray Florida Holdings, Inc.                                              Georgia

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